UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 7, 2007
VIACELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51110	04-3244816

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
245 First Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (617) 914-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT LIST
Ex-10.1 Amended & Restated Employment Agreement - Marc D. Beer
Ex-10.2 Amended & restated letter agreement - Anne Marie Cook
Ex-10.3 Amended & restated letter agreement - Jim Corbett
Ex-10.4 Amended & Restated Employment Agreement - Morey Kraus
Ex-10.3 Amended & restated letter agreement - Mary Thistle

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers
Compensatory Awards to Executive Officers
On March 7, 2007, the following compensatory awards were made to the executive officers of ViaCell, Inc. (the “Company”):
•	An increase in salaries as follows: (a) Marc Beer, President and Chief Executive Officer, received a salary increase to $385,000; (b) Anne Marie Cook, General Counsel and Senior Vice President, Business and Corporate Development, received a salary increase to $304,360; (c) Jim Corbett, President, ViaCell Reproductive Health, received a salary increase to $257,288; (d) Morey Kraus, Vice President and Chief Technology Officer, received a salary increase to $237,405; and (e) Mary Thistle, Senior Vice President, Business Development, ViaCell Reproductive Health, received a salary increase to $237,952.

•	An award of cash bonuses based upon the achievement of 2006 corporate performance goals and, in the case of executive officers other than Marc Beer, individual performance goals, in each case consistent with the terms of the Company’s previous disclosure as follows: (a) Marc Beer received a bonus of $137,592; (b) Anne Marie Cook received a bonus of $78,650; (c) Jim Corbett received a bonus of $48,463; (d) Morey Kraus received a bonus of $44,655; and (e) Mary Thistle received a bonus of $41,800.

•	An award of stock options as follows: (a) Marc Beer received an option to purchase 100,000 shares; (b) Anne Marie Cook received an option to purchase 60,000 shares; (c) Jim Corbett received an option to purchase 40,000 shares; and (d) Morey Kraus received an option to purchase 25,000 shares. Except for the stock options granted to Marc Beer, the options vest quarterly in sixteen equal installments beginning on April 1, 2007. Marc Beer’s option is a performance-based option which vests upon the achievement of certain financial and business development goals.
2007 Corporate Performance Goals
In addition, on March 7, 2007, the Board of Directors of the Company approved the Company’s 2007 corporate performance goals. The 2007 corporate performance goals include certain quantitative and qualitative operational and financial targets, clinical and research and development milestones and business development goals, with each set of goals accounting for a defined percentage component of the potential bonus to be paid to the Company’s executive officers. Target bonus levels for executive officers range from 25-54% of base salary, depending on seniority level and perceived impact of the executive’s position on the Company’s overall performance. The extent to which the Company’s executive officers other than Marc Beer are paid some, all or more than their target bonus for 2007 will be based primarily upon achievement of the 2007 corporate performance goals and partly upon achievement of pre-defined individual 2007 performance goals. The extent to which Mr. Beer is paid some, all or more than his target bonus for 2007 will be based solely on the achievement of the 2007 corporate performance goals.
Amendments to Executive Agreements
On March 12, 2007, the Company entered into amended and restated employment agreements with Marc Beer, Anne Marie Cook, Jim Corbett, Morey Kraus and Mary Thistle, to make the payments and benefits payable to these executive officers in certain circumstances more consistent with each other and market competitive. The agreements provide that certain options held by each of these executive officers, other than Mr. Kraus, will partially vest upon a change in control (as defined in the agreements), and fully vest upon termination by the Company without cause (as defined in the agreements) or by the employee for good reason (as defined in the agreements) within a certain time period following the change in control. Mr. Kraus’s employment agreement was not amended as it provides that all of Mr. Kraus’s options will fully vest following a change in control.
In addition, the agreements provide that these executive officers will receive severance payments upon termination by the Company without cause or by the employee for good reason equal to the employee’s base salary over a specified period. These executive officers will also receive continuation of their benefits, at the Company’s expense, during the severance period. The agreements also provide that if any of the executive officers are terminated during a specified period following a change in control without cause or for good reason, in addition to the severance payments and benefits described above, the executive officer will receive the performance bonus he or she would have received for the year in which the termination occurs. The bonus would be calculated by assuming achievement of all corporate and individual performance goals for such year.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

10.1	Amended and Restated Employment Agreement dated as of March 12, 2007 between the Company and Marc D. Beer.

10.2	Amended and restated letter agreement dated as of March 12, 2007 between the Company and Anne Marie Cook.

10.3	Amended and restated letter agreement dated as of March 12, 2007 between the Company and Jim Corbett.

10.4	Amended and Restated Employment Agreement dated as of March 12, 2007 between the Company and Morey Kraus.

10.5	Amended and restated letter agreement dated as of March 12, 2007 between the Company and Mary Thistle.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACELL, INC.
Date: March 13, 2007	By:	/s/ Anne Marie Cook
		Name:	Anne Marie Cook
		Title:	General Counsel and Senior Vice President, Business and Corporate Development

EXHIBIT LIST

10.1	Amended and Restated Employment Agreement dated as of March 12, 2007 between the Company and Marc D. Beer.

10.2	Amended and restated letter agreement dated as of March 12, 2007 between the Company and Anne Marie Cook.

10.3	Amended and restated letter agreement dated as of March 12, 2007 between the Company and Jim Corbett.

10.4	Amended and Restated Employment Agreement dated as of March 12, 2007 between the Company and Morey Kraus.

10.5	Amended and restated letter agreement dated as of March 12, 2007 between the Company and Mary Thistle.